UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2026

Benchmark 2026-V24 Mortgage Trust

(Central Index Key Number 0002153060)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Bank of Montreal

(Central Index Key Number 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-04	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 902-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 13, 2026 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of the Benchmark 2026-V24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V24 (the “Certificates”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of November 1, 2026 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Depositor sold all of the Publicly Offered Certificates, having an aggregate initial principal amount of $682,408,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Barclays Capital Inc. (“Barclays Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of October 29, 2026 (the “Underwriting Agreement”), among the Depositor and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 23, 2026 (the “Preliminary Prospectus”), and the Depositor’s Prospectus, dated October 30, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

The Depositor sold all of the Privately Offered Certificates, having an aggregate initial principal amount of $76,877,979, to GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 29, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-V24 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 74 commercial, multifamily and/or manufactured housing properties.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,704,228, were approximately $761,513,773. Of the expenses paid by the Depositor, approximately $320,581 were paid directly to affiliates of the Depositor, approximately $370,581 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,198,647 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided on the Depositor’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: November 2, 2026) and in the Prospectus, dated October 30, 2026 and as filed with the Securities and Exchange Commission on November 2, 2026. The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025.

Credit Risk Retention

Argentic Real Estate Finance 2 LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Argentic Securities Holdings 2 Cayman Limited, the Retaining Sponsor’s “majority-owned affiliate”, of (i) an “eligible vertical interest”, in the form of certificates representing approximately 2.4750% of the initial certificate balance or notional amount, as applicable, of each class of certificates (other than the Class R certificates) and (ii) an “eligible horizontal residual interest” consisting of the Class F-RR and Class G-RR certificates (excluding the portion of such classes that are part of the eligible vertical interest) for $19,524,959, representing approximately 2.5540% of the fair market value of all classes of certificates (other than the Class R certificates).

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $38,223,974, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated October 23, 2026, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated November 13, 2026.

Exhibit 8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated November 13, 2026 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Hogan Lovells Cadwalader US LLP, dated November 13, 2026 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2026		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated November 13, 2026.	(E)
8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated November 13, 2026 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Hogan Lovells Cadwalader US LLP dated November 13, 2026 (included as part of Exhibit 5).	(E)